SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



 Date of Report (date of earliest event reported): June 30, 2003 (June 23, 2003)

                      Furniture Brands International, Inc.
               (Exact name of Registrant as specified in charter)


         Delaware                       I-91                   43-0337683
-------------------------        -------------------    -----------------------
(State of Incorporation)            (Commission               (IRS Employer
                                     File Number)         Identification Number)




                101 South Hanley Road, St. Louis, Missouri 63105
                ------------------------------------------------
                    (Address of principal executive offices)




                                 (314) 863-1100
                                 --------------
                         (Registrant's telephone number)

Item 5. Other Matters

     On June 23, 2003, the Company announced the election of John R. Jordan, Jr. to its Board of Directors.

Item 7. Financial Statements and Exhibits

     (c)  Exhibit

          99   Press Release, dated June 23, 2003.

                                    SIGNATURE
                                    ---------




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                   Furniture Brands International, Inc.




                              By:      /s/ Lynn Chipperfield
                                  -----------------------------------------
                                      Lynn Chipperfield
                                      Senior Vice President






Dated: June 30, 2003